Exhibit 10.3
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT TO MANUFACTURING AGREEMENT
This Amendment dated April 29, 2011 (this “Amendment”) to the Commercial Contract Manufacturing Agreement dated as of February 5, 2010, is entered into by and between Alliance Medical Products, Inc., a California corporation, (“AMP”) and Alimera Sciences, Inc. (“CUSTOMER”).
PRELIMINARY STATEMENTS
A. AMP and CUSTOMER previously entered into the Commercial Contract Manufacturing Agreement dated as of February 5, 2010, (the “Agreement”) with respect to a PRODUCT described therein.
B. AMP and CUSTOMER wish to amend the Agreement to modify a specification for the PRODUCT and to make certain other agreements, as set forth in this Amendment. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Agreement.
NOW, THEREFORE, for good and valuable consideration, including without limitation the mutual agreements and covenants set forth herein, the parties hereby agree as follows:
1. Change in Specifications and Pricing. Notwithstanding anything in the Agreement, or the MASTER BATCH RECORD (or the SPECIFICATIONS), the specifications for the release of active ingredient from the PRODUCT shall be [****] per day rather than [****] per day. However, with respect only to the first [****] batches of PRODUCT manufactured by AMP for CUSTOMER after the date of this Amendment, to the extent any PRODUCT fails to meet the [****] per day specification, but does meet the [****] per day specification (in addition to all other PRODUCT specifications and the terms and conditions of the Agreement) (the “BROADER SPECIFICATION PRODUCT”), CUSTOMER shall nevertheless pay the cost of [****] times the number of completed units of such BROADER SPECIFICATION PRODUCT (not to exceed [****] units per batch) as documented in the MASTER BATCH RECORD of the batch in question, with such pricing to be adjusted in accordance with Section 6.5 of the Agreement on [****], and either take possession of such BROADER SPECIFICATION PRODUCT or instruct AMP to dispose of such BROADER SPECIFICATION PRODUCT, at CUSTOMER’s reasonable expense. CUSTOMER acknowledges that with respect only to the first [****] batches of PRODUCT manufactured by AMP for CUSTOMER after the date of this Amendment, AMP’s production of such PRODUCT that meets the [****] per day specification instead of the [****] per day specification (in addition to meeting all other PRODUCT specifications and the terms and conditions of the Agreement) shall not constitute a breach by AMP of its obligations under the Agreement and that with respect only to the first [****] batches of PRODUCT manufactured by AMP for CUSTOMER after the date of this Amendment, all risk of such BROADER SPECIFICATION PRODUCT meeting the [****] per day specification but not the [****] per day specification shall be borne by CUSTOMER so long as AMP has complied with all of its other obligations under the Agreement.
After the [****] batch of PRODUCT has been manufactured by AMP for CUSTOMER after the date of this Amendment, the parties shall promptly 1) review the PRODUCT active ingredient release rate data in accordance with [****], and 2) determine the probability that a batch of PRODUCT fails to meet the new release rate specification of [****] per day, but does meet the original release rate specification of [****] per day. The probability that a batch of PRODUCT fails to meet the new release rate specification, but does meet the original release rate specification, shall be determined as follows:

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Based on the observed mean release rate and associated standard deviation obtained from the [****] batches, the upper and lower boundaries of the new and original release rate specifications will be standardized to a Normal(0,1) distribution using the following formula:
Z= (Y-μ ☐)/σ ☐, where Y represents the values of the new release rate specification of [****] per day, and the original release rate specification of [****] per day, and µ ☐ and σ ☐ represent the observed mean and standard deviation of the release rates from the [****] batches.
The probability of a batch of PRODUCT failing to meet the new release rate specification, but meeting the original release rate specification (Δ) is equal to the probability of a batch of PRODUCT failing to meet the new release rate specification minus the probability of a batch of PRODUCT failing to meet the original release rate specification.
The probability of failing the original specification = 1 — Ф(A)+ Ф(B), where Ф represents the Normal probability density function, and A and B represent the upper and lower values of the original release rate specification that have been standardized to a Normal(0,1) distribution.
Likewise, the probability of failing the new specification = 1 — Ф(C)+ Ф(D), where C and D represent the upper and lower values of the new release rate specification that have been standardized to a Normal(0,1) distribution.
See the attachment for a portion of the standard normal curve probabilities.
The adjustment to the original unit price will be calculated by the following formula:
Adjustment = [****].
As a numerical example: assume an observed mean of 0.2547 and a standard deviation of 0.05304.
The standardized values of the original release rate specification of [****] would be [****]. The standardized values of the new release rate specification of [****] would be [****].
The probability of a batch of PRODUCT failing to meet the original release rate specification would be 1 — Ф[****] + Ф[****].
The probability of a batch of PRODUCT failing to meet the new release rate specification would be 1 — Ф[****] + Ф[****].
The probability of a batch of PRODUCT failing to meet the new release rate specification, but meeting the original release rate specification = [****].
The adjustment to the original unit price would be [****]. The final unit price would be [****] in this example.

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
For the avoidance of doubt, following the production of such [****] batches of PRODUCT by AMP for CUSTOMER, and the pricing adjustment stated in the prior paragraph to establish a new unit price, AMP will bear its expenses in the event a batch of PRODUCT fails to meet the [****] per day release rate specification, and does meet the [****] per day release rate specification, and CUSTOMER shall not have to pay for such batch.
2. Miscellaneous. Except as expressly provided for in this Amendment, the terms and conditions of the Agreement remain in full force and effect and the parties hereto ratify them in their entirety. In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall govern.
IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representative as of the date first above written.

ALLIANCE MEDICAL PRODUCTS, INC.	ALIMERA SCIENCES, INC.

/s/ Juan C. Valdes Juan C. Valdes, President & CEO	By:	/s/ C. Daniel Myers C. Daniel Myers, President & CEO

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
Table A.3 Standard Normal Curve Areas

x	0.00	0.01	0.02	0.03	0.04	0.05	0.06	0.07	0.08	0.09
-3.4	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0002
-3.3	0.0005	0.0005	0.0005	0.0004	0.0004	0.0004	0.0004	0.0004	0.0004	0.0003
-3.2	0.0007	0.0007	0.0006	0.0006	0.0006	0.0006	0.0006	0.0005	0.0005	0.0005
-3.1	0.0010	0.0009	0.0009	0.0009	0.0008	0.0008	0.0008	0.0008	0.0007	0.0007
-3.0	0.0013	0.0013	0.0013	0.0012	0.0012	0.0011	0.0011	0.0011	0.0010	0.0010
-2.9	0.0019	0.0018	0.0017	0.0017	0.0016	0.0016	0.0015	0.0015	0.0014	0.0014
-2.8	0.0026	0.0025	0.0024	0.0023	0.0023	0.0022	0.0021	0.0021	0.0020	0.0019
-2.7	0.0035	0.0034	0.0033	0.0032	0.0031	0.0030	0.0029	0.0028	0.0027	0.0026
-2.6	0.0047	0.0045	0.0044	0.0043	0.0041	0.0040	0.0039	0.0038	0.0037	0.0036
-2.5	0.0062	0.0060	0.0059	0.0057	0.0055	0.0054	0.0052	0.0051	0.0049	0.0048
-2.4	0.0082	0.0080	0.0078	0.0075	0.0073	0.0071	0.0069	0.0068	0.0066	0.0064
-2.3	0.0107	0.0104	0.0102	0.0099	0.0096	0.0094	0.0091	0.0089	0.0087	0.0084
-2.2	0.0139	0.0136	0.0132	0.0129	0.0125	0.0122	0.0119	0.0116	0.0113	0.0110
-2.1	0.0179	0.0174	0.0170	0.0166	0.0162	0.0158	0.0154	0.0150	0.0146	0.0143
-2.0	0.0228	0.0222	0.0217	0.0212	0.0207	0.0202	0.0197	0.0192	0.0188	0.0183
-1.9	0.0287	0.0281	0.0274	0.0268	0.0262	0.0256	0.0250	0.0244	0.0239	0.0233
-1.8	0.0359	0.0352	0.0344	0.0336	0.0329	0.0322	0.0314	0.0307	0.0301	0.0294
-1.7	0.0446	0.0436	0.0427	0.0418	0.0409	0.0401	0.0392	0.0384	0.0375	0.0367
-1.6	0.0548	0.0537	0.0526	0.0516	0.0505	0.0495	0.0485	0.0475	0.0463	0.0455
-1.5	0.0668	0.0655	0.0643	0.0630	0.0618	0.0606	0.0594	0.0582	0.0571	0.0539
-1.4	0.0808	0.0793	0.0778	0.0764	0.0749	0.0735	0.0722	0.0708	0.0694	0.0681
-1.3	0.0968	0.0951	0.0934	0.0918	0.0901	0.0885	0.0869	0.0853	0.0838	0.0823
-1.2	0.1151	0.1131	0.1112	0.1093	0.1075	0.1056	0.1038	0.1020	0.1003	0.0985
-1.1	0.1357	0.1335	0.1314	0.1292	0.1271	0.1251	0.1230	0.1210	0.1190	0.1170
-1.0	0.1587	0.1562	0.1539	0.1515	0.1492	0.1469	0.1446	0.1423	0.1401	0.1379
-0.9	0.1841	0.1814	0.1788	0.1762	0.1736	0.1711	0.1685	0.1660	0.1635	0.1611
-0.8	0.2119	0.2090	0.2061	0.2033	0.2005	0.1977	0.1949	0.1922	0.1894	0.1867
-0.7	0.2420	0.2389	0.2358	0.2327	0.2296	0.2266	0.2236	0.2206	0.2177	0.2148
-0.6	0.2743	0.2709	0.2676	0.2643	0.2611	0.2578	0.2546	0.2514	0.2483	0.2451
-0.5	0.3085	0.3050	0.3015	0.2981	0.2946	0.2912	0.2877	0.2843	0.2810	0.2776
-0.4	0.3446	0.3409	0.3372	0.3336	0.3300	0.3264	0.3228	0.3192	0.3156	0.3121
-0.3	0.3821	0.3783	0.3745	0.3707	0.3669	0.3632	0.3594	0.3557	0.3520	0.3483
-0.2	0.4207	0.4168	0.4129	0.4090	0.4052	0.4013	0.3974	0.3936	0.3397	0.3859
-0.1	0.4602	0.4562	0.4522	0.4483	0.4443	0.4404	0.4364	0.4325	0.4286	0.4247
-0.0	0.5000	0.4960	0.4920	0.4880	0.4840	0.4801	0.4761	0.4721	0.4681	0.4641
0.0	0.5000	0.5040	0.5080	0.5120	0.5160	0.5199	0.5239	0.5279	0.5319	0.5359
0.1	0.5398	0.5438	0.5478	0.5517	0.5557	0.5596	0.5636	0.5675	0.5714	0.5753
0.2	0.5793	0.5832	0.5871	0.5910	0.5948	0.5987	0.6026	0.6064	0.6103	0.6141
0.3	0.6179	0.6217	0.6255	0.6293	0.6331	0.6368	0.6406	0.6443	0.6480	0.6517
0.4	0.6554	0.6591	0.6628	0.6664	0.6700	0.6736	0.6772	0.6808	0.6844	0.6879
0.5	0.6915	0.6950	0.6985	0.7019	0.7054	0.7088	0.7123	0.7157	0.7190	0.7224
0.6	0.7257	0.7291	0.7324	0.7357	0.7389	0.7422	0.7454	0.7486	0.7517	0.7549
0.7	0.7580	0.7611	0.7642	0.7673	0.7704	0.7734	0.7764	0.7794	0.7823	0.7852
0.8	0.7881	0.7910	0.7939	0.7967	0.7995	0.8023	0.8051	0.8078	0.8106	0.8133
0.9	0.8159	0.8186	0.8212	0.8238	0.8264	0.8289	0.8315	0.8340	0.8365	0.8389